Streaming Arrangement	12 Months Ended
Jun. 30, 2022
Streaming Contract Liabilities [Abstract]
Disclosure of steaming contract liabilities explanatory	Streaming arrangements
Accounting policy
The streaming contract was assessed and has been accounted for as an own-use customer contract. At acquisition, the streaming contract was initially recognised at a fair value (refer to note 14) of R1.4 billion in accordance with IFRS 3. The fair value of the contract took into consideration the existing unfavourable gold price terms at acquisition, in relation to the comparative market gold price.
The obligation to deliver the contractually stipulated ounces over the remaining term of the agreement results in a significant financing component. The interest accrues on the contract liability over the remaining contractual term. As the performance obligation to deliver gold is met, the contract liability unwinds into revenue classified as "consideration from streaming contract" in note 5.

The current portion of the liability is determined with reference to the current production profile of the operation for the next 12 months.

Critical accounting estimates and judgements
Refer to note 14 for the critical estimates and judgements relating to the initial recognition of the streaming contract liability. Changes in the production plan will affect the subsequent measurement prospectively. This is the only input that is considered for subsequent measurement. Harmony's cost of debt of 7.7% was used to impute the finance cost for the significant financing component recognised on the streaming contract liability.
31    Streaming arrangements continued
Streaming arrangement with Franco-Nevada Barbados
Harmony's subsidiary, Chemwes, which owns the Mine Waste Solutions operation (MWS), has a contract with Franco-Nevada Barbados (Franco-Nevada). Franco-Nevada is entitled to receive 25% of all the gold produced through MWS. As part of the acquisition of MWS (refer to note 14), Harmony assumed the obligations enforced by the Franco-Nevada contract.

The contract is a streaming agreement that commenced on 17 December 2008 for which Franco-Nevada paid US$125 million upfront for the right to purchase 25% of the gold production through MWS for a fixed amount of consideration until the balance of gold cap is delivered. As at 1 October 2020, the US$125 million upfront payment has been settled. The gold cap is a provision included in the contract, which stipulates the maximum quantity of gold to be sold to Franco-Nevada over the term of the agreement. The consideration is determined as the lower of the quoted spot gold price as per the London Metals Exchange or US$400 per ounce, adjusted with an annual escalation adjustment.

Contract liability and gold delivered
Reconciliation of the ounces owed to Franco-Nevada:

Figures in ounces (oz)	2022	2021
Balance at beginning of year	84 429	—
Initial recognition as at 1 October 2020	—	100 686
Delivered	(23 272)	(16 257)
Balance at end of year	61 157	84 429

The contract price receivable in US$/oz for each ounce of gold delivered is as follows:
•1 October 2020 – 16 December 2020: US$433/oz
•17 December 2020 – 16 December 2021: US$437/oz
•17 December 2021 – 30 June 2022: US$442/oz.

Reconciliation of the streaming contract liability:

	SA Rand
Figures in million	2022	2021
Balance at beginning of year	1 091	—
Initial recognition as at 1 October 2020	—	1 417
Finance costs related to significant financing component	67	71
Non-cash consideration for delivery of gold ounces (included in Revenue)	(471)	(397)
Balance at end of year	687	1 091
Current portion of streaming contract liability	309	396
Non-current portion of streaming contract liability	378	695